For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES THIRD QUARTER 2026 EARNINGS

ABILENE, Texas, October 15, 2026 - First Financial Bankshares, Inc. (the “Company,” “we,” “us” or “our”) (NASDAQ: FFIN) today reported earnings of $74.31 million for the third quarter of 2026 compared to earnings of $52.27 million for the same quarter a year ago and $71.89 million for the quarter ended June 30, 2026. Diluted earnings per share were $0.52 for the third quarter of 2026 compared with $0.36 for the third quarter of 2025 and $0.50 for the linked quarter.

“We are pleased to report another record quarter of net income, largely driven by continued expansion of our net interest margin,” said David Bailey, President and CEO. “As we enter the final quarter of the year, we remain focused on disciplined balance sheet growth and prudent risk management. We are also excited to open our new Bee Cave location later this month, establishing our first full-service branch in the Austin market and an important step in our continued expansion across Texas. We appreciate our dedicated team of First Financial bankers whose commitment to our customers and shareholders drives our success every day.”

Net interest income for the third quarter of 2026 was $138.51 million compared to $127.00 million for the third quarter of 2025 and $136.91 million for the linked quarter. The net interest margin, on a tax-equivalent basis, was 3.91 percent for the third quarter of 2026 compared to 3.80 percent for the third quarter of 2025 and 3.90 percent for the linked quarter. Average interest-earning assets were $14.43 billion for the third quarter of 2026 compared to $13.60 billion for the same quarter a year ago and $14.46 billion for the linked quarter.

The Company recorded a provision for credit losses of $2.03 million for the third quarter of 2026 compared to a provision for credit losses of $24.44 million for the third quarter of 2025 and $4.18 million for the linked quarter. The third quarter of 2025 provision was driven by a large loan charged off due to borrower fraud. At September 30, 2026, the allowance for credit losses totaled $113.89 million, or 1.33 percent of loans held-for-investment (“loans” hereafter), compared to $105.96 million, or 1.29 percent of loans, at September 30, 2025, and $112.43 million, or 1.35 percent of loans, at June 30, 2026. Additionally, the reserve for unfunded commitments totaled $5.85 million at September 30, 2026 compared to $8.84 million at September 30, 2025 and $6.21 million at June 30, 2026.

For the third quarter of 2026, the Company recorded net charge offs of $935 thousand compared to net charge-offs of $22.34 million for the third quarter of 2025 and net recoveries of $600 thousand for the linked quarter. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.71 percent at September 30, 2026, compared to 0.71 percent at September 30, 2025 and 0.80 percent at June 30, 2026. Classified loans totaled $294.49 million at September 30, 2026, compared to $252.96 million at September 30, 2025 and $283.10 million at June 30, 2026.

Noninterest income for the third quarter of 2026 was $35.64 million compared to $34.26 million for the third quarter of 2025 and $35.84 million for the linked quarter.

•
Wealth Management fee income increased to $14.49 million for the third quarter of 2026 compared to $12.95 million for the third quarter of 2025 and $13.96 million for the linked quarter. Increases are related to new account growth and increased mineral fee income due to oil and gas prices. The market value of assets under management totaled $12.35 billion at September 30, 2026, compared to $12.05 billion at September 30, 2025 and $12.23 billion at June 30, 2026.

•
Service charges on deposits increased to $6.69 million for the third quarter of 2026 compared with $6.45 million for the third quarter of 2025 and $6.26 million for the linked quarter. Changes are primarily due to increases in net new accounts.

•
Mortgage income decreased to $4.18 million for the third quarter of 2026 compared to $4.38 million for the third quarter of 2025 and $4.68 million for the linked quarter. Mortgage volume and margins were impacted by the spike in long term rates during the third quarter of 2026.

Noninterest expense for the third quarter of 2026 totaled $81.05 million compared to $73.67 million for the third quarter of 2025 and $81.11 million for the linked quarter.

•
Salary, commissions, and employee benefit costs (excluding the supplemental executive retirement plan “SERP” market adjustment) were $47.79 million for the third quarter of 2026, compared to $42.32 million in the third quarter of 2025 and $48.26 million for the linked quarter. The increase over the same period in 2025 is primarily due to annual merit-based and market-driven pay increases that were effective March 1st in the current year.

•
Noninterest expenses, excluding all salary-related costs, increased $2.18 million for the third quarter of 2026 compared to the same period in 2025 and $1.80 million compared to the linked quarter. Increases from the prior year are due to increases in legal and professional fees, software amortization and expense and advertising and public relations costs offset by decreases in operational and other losses and debit card expenses. Increases from the linked quarter are due to increased operational and other losses and legal and professional fees.

The Company’s efficiency ratio was 45.59 percent for the third quarter of 2026 compared to 44.74 percent for the third quarter of 2025 and 45.94 percent for the linked quarter.

As of September 30, 2026, consolidated total assets were $15.16 billion compared to $14.84 billion at September 30, 2025 and $15.31 billion at June 30, 2026. Loans totaled $8.54 billion at September 30, 2026, compared with loans of $8.24 billion at September 30, 2025 and $8.35 billion at June 30, 2026. During the third quarter of 2026, loans grew $191.86 million, or 9.12 percent annualized, when compared to June 30, 2026 balances. Loans have grown $380.51 million, or 6.24 percent annualized, year-to-date. Deposits and repurchase agreements totaled $13.19 billion at September 30, 2026, compared to $12.90 billion at September 30, 2025 and $13.17 billion at June 30, 2026. During the third quarter of 2026, noninterest-bearing deposits grew $67.07 million, or 7.65 percent annualized, when compared to June 30, 2026 balances. Noninterest-bearing deposits have grown $144.77 million, or 5.69 percent annualized, year-to-date.

Shareholders’ equity was $1.83 billion as of September 30, 2026, compared to $1.83 billion and $2.00 billion at September 30, 2025 and June 30, 2026, respectively. Shareholders’ equity was down compared to the linked quarter primarily due to the increase in the unrealized loss on the securities portfolio of $209.89 million, net of tax. The unrealized loss on the securities portfolio, net of applicable tax, totaled $489.55 million at September 30, 2026, compared to unrealized losses of $308.58 million at September 30, 2025 and $279.67 million at June 30, 2026, due to changes in long term market interest rates during the respective periods.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, operates multiple banking regions with 81 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Austin/Bee Cave, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Lumberton, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Wealth Management, with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The Nasdaq Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,” “forecast,” “project,” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2026			2025
ASSETS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Cash and due from banks	$178,819	$284,759	$264,850	$249,466	$237,466
Interest-bearing demand deposits in banks	292,778	286,973	458,203	826,947	401,580
Federal funds sold	2,875	8,650	14,075	1,575	11,750
Investment securities	5,388,083	5,675,957	5,668,792	5,514,113	5,260,813
Loans, held-for-investment	8,538,788	8,346,931	8,285,120	8,158,276	8,243,625
Allowance for credit losses	(113,892)	(112,433)	(107,918)	(105,536)	(105,958)
Net loans, held-for-investment	8,424,896	8,234,498	8,177,202	8,052,740	8,137,667
Loans, held-for-sale	25,521	23,616	22,984	29,992	26,015
Premises and equipment, net	158,822	155,560	150,989	149,985	149,651
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	43	86	128	171	257
Other assets	377,549	322,857	316,941	308,006	302,848
Total assets	$15,162,867	$15,306,437	$15,387,645	$15,446,476	$14,841,528

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,545,829	$3,478,755	$3,385,878	$3,401,057	$3,446,262
Interest-bearing deposits	9,602,314	9,641,228	9,859,359	9,944,472	9,399,986
Total deposits	13,148,143	13,119,983	13,245,237	13,345,529	12,846,248
Repurchase agreements	43,088	53,656	67,946	62,956	50,646
Borrowings	21,854	21,829	22,306	21,680	21,956
Other liabilities	117,222	114,082	108,305	98,994	92,410
Shareholders' equity	1,832,560	1,996,887	1,943,851	1,917,317	1,830,268
Total liabilities and shareholders' equity	$15,162,867	$15,306,437	$15,387,645	$15,446,476	$14,841,528

	Quarter Ended
	2026			2025
INCOME STATEMENTS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Interest income	$189,045	$185,960	$182,945	$182,869	$179,692
Interest expense	50,538	49,046	48,154	51,501	52,691
Net interest income	138,507	136,914	134,791	131,368	127,001
Provision for credit losses	2,034	4,183	2,291	(2,486)	24,435
Net interest income after provision for credit losses	136,473	132,731	132,500	133,854	102,566
Noninterest income	35,635	35,844	32,096	33,349	34,264
Noninterest expense	81,052	81,106	76,768	77,650	73,666
Net income before income taxes	91,056	87,469	87,828	89,553	63,164
Income tax expense	16,748	15,575	16,285	16,239	10,897
Net income	$74,308	$71,894	$71,543	$73,314	$52,267

PER COMMON SHARE DATA
Net income - basic	$0.52	$0.50	$0.50	$0.51	$0.37
Net income - diluted	0.52	0.50	0.50	0.51	0.36
Cash dividends declared	0.22	0.22	0.19	0.19	0.19
Book value	12.78	13.93	13.57	13.39	12.78
Tangible book value	10.59	11.75	11.38	11.20	10.59
Market value	31.74	34.60	29.45	29.87	33.65
Shares outstanding - end of period	143,397,258	143,319,824	143,279,030	143,213,102	143,188,051
Average outstanding shares - basic	143,336,014	143,280,452	143,210,755	143,180,215	143,105,224
Average outstanding shares - diluted	143,726,667	143,698,421	143,608,079	143,542,801	143,474,169

PERFORMANCE RATIOS
Return on average assets	1.93%	1.89%	1.89%	1.94%	1.44%
Return on average equity	15.02	14.70	14.83	15.62	11.85
Return on average tangible equity	17.87	17.49	17.66	18.78	14.44
Net interest margin (tax equivalent)	3.91	3.90	3.86	3.81	3.80
Efficiency ratio	45.59	45.94	44.98	46.10	44.74

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	Nine Months Ended
	Sept. 30,
INCOME STATEMENTS	2026	2025
Interest income	$557,950	$519,612
Interest expense	147,738	150,092
Net interest income	410,212	369,520
Provision for credit losses	8,508	31,095
Net interest income after provisions for credit losses	401,704	338,425
Noninterest income	103,575	97,366
Noninterest expense	238,926	215,736
Net income before income taxes	266,353	220,055
Income tax expense	48,608	39,785
Net income	$217,745	$180,270

PER COMMON SHARE DATA
Net income - basic	$1.52	$1.26
Net income - diluted	1.51	1.26
Cash dividends declared	0.63	0.56
Book value	12.78	12.78
Tangible book value	10.59	10.59
Market value	$31.74	$33.65
Shares outstanding - end of period	143,397,258	143,188,051
Average outstanding shares - basic	143,276,199	143,026,664
Average outstanding shares - diluted	143,741,994	143,422,534

PERFORMANCE RATIOS
Return on average assets	1.90%	1.70%
Return on average equity	14.85	14.22
Return on average tangible equity	17.68	17.46
Net interest margin (tax equivalent)	3.89	3.79
Efficiency ratio	45.51	45.33

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2026			2025
ALLOWANCE FOR LOAN LOSSES	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Balance at beginning of period	$112,433	$107,918	$105,536	$105,958	$102,792
Loans charged-off	(1,740)	(961)	(1,174)	(3,387)	(22,612)
Loan recoveries	805	1,561	818	2,996	272
Net recoveries (charge-offs)	(935)	600	(356)	(391)	(22,340)
Provision for loan losses	2,394	3,915	2,738	(31)	25,506
Balance at end of period	$113,892	$112,433	$107,918	$105,536	$105,958

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$6,208	$5,940		$6,387	$8,842	$9,914
Provision for unfunded commitments	(360)	268		(447)	(2,455)	(1,072)
Balance at end of period	$5,848	$6,208		$5,940	$6,387	$8,842

Allowance for loan losses /
period-end loans held-for-investment	1.33%	1.35%	%	1.30%	1.29%	1.29%
Allowance for loan losses /
nonperforming loans	199.19	174.94		206.16	188.41	187.39
Net charge-offs (recoveries) / average total loans
(annualized)	0.04	(0.03)		0.02	0.02	1.07

	Quarter Ended
	2026			2025
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Commercial:
C&I	$1,164,597	$1,087,656	$1,149,931	$1,116,461	$1,174,770
Municipal	444,341	419,070	384,473	342,501	347,559
Total Commercial	1,608,938	1,506,726	1,534,404	1,458,962	1,522,329
Agricultural	79,796	81,786	77,583	95,776	88,820
Real Estate:
Construction & Development	1,089,540	1,191,082	1,169,037	1,157,865	1,214,649
Farm	349,484	344,483	329,151	327,625	322,710
Non-Owner Occupied CRE	919,847	831,929	825,771	832,816	802,675
Owner Occupied CRE	1,161,530	1,144,093	1,132,114	1,120,608	1,119,425
Residential	2,358,106	2,322,000	2,322,097	2,285,830	2,308,708
Total Real Estate	5,878,507	5,833,587	5,778,170	5,724,744	5,768,167
Consumer:
Auto	817,771	776,433	751,283	732,351	718,501
Non-Auto	153,776	148,399	143,680	146,443	145,808
Total Consumer	971,547	924,832	894,963	878,794	864,309

Total loans held-for-investment	$8,538,788	$8,346,931	$8,285,120	$8,158,276	$8,243,625

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$65,080	$48,486	$66,864	$66,058	$76,647
Substandard	229,405	234,618	222,895	189,548	176,311
Total classified loans	$294,485	$283,104	$289,759	$255,606	$252,958

NONPERFORMING ASSETS
Nonaccrual loans	$57,158	$63,310	$52,129	$55,121	$56,394
Accruing loans 90 days past due	19	958	218	892	151
Total nonperforming loans	57,177	64,268	52,347	56,013	56,545
Foreclosed assets	3,277	2,770	1,962	479	1,997
Total nonperforming assets	$60,454	$67,038	$54,309	$56,492	$58,542

As a % of loans held-for-investment and foreclosed assets	0.71%	0.80%	0.66%	0.69%	0.71%
As a % of end of period total assets	0.40	0.44	0.35	0.37	0.39

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2026			2025
CAPITAL RATIOS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Common equity Tier 1 capital ratio	20.45%	20.40%	20.23%	19.99%	19.10%
Tier 1 capital ratio	20.45	20.40	20.23	19.99	19.10
Total capital ratio	21.66	21.62	21.42	21.17	20.29
Tier 1 leverage ratio	13.12	12.88	12.58	12.55	12.34
Tangible common equity ratio	10.23	11.23	10.81	10.60	10.44
Equity/Assets ratio	12.09	13.05	12.63	12.41	12.33

	Quarter Ended
	2026			2025
NONINTEREST INCOME	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Wealth Management fees	$14,492	$13,960	$13,363	$13,512	$12,950
Service charges on deposits	6,693	6,263	6,077	6,140	6,447
Debit card fees	5,953	5,584	5,245	5,791	5,333
Credit card fees	721	734	651	678	699
Gain on sale and fees on mortgage loans	4,175	4,679	4,277	4,216	4,375
Net gain (loss) on sale of securities	(9)	-	-	-	-
Net gain (loss) on sale of foreclosed assets	(2)	(19)	(56)	(12)	(122)
Net gain (loss) on sale of assets	(1)	(374)	-	-	-
SERP Market Adjustment	16	1,397	(287)	(36)	286
Other noninterest income	3,597	3,620	2,826	3,060	4,296
Total noninterest income	$35,635	$35,844	$32,096	$33,349	$34,264

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding SERP and Profit Sharing	$44,876	$44,819	$43,246	$42,445	$40,395
SERP Market Adjustment	16	1,397	(287)	(36)	286
Profit sharing expense	2,917	3,444	3,023	4,819	1,924
Net occupancy expense	3,837	3,728	3,630	3,458	3,545
Equipment expense	2,306	2,169	2,158	2,128	2,395
FDIC insurance premiums	1,709	1,767	1,560	1,695	1,635
Debit card expense	3,029	3,043	3,108	3,265	3,512
Legal, tax and professional fees	4,527	4,159	3,834	3,079	3,332
Audit fees	406	441	455	531	536
Printing, stationery and supplies	490	292	623	528	456
Amortization of intangible assets	42	43	43	86	86
Advertising, meals and public relations	2,050	1,849	1,701	1,923	1,714
Operational and other losses	1,333	801	1,000	1,583	1,957
Software amortization and expense	5,067	5,053	4,594	4,456	4,280
Other noninterest expense	8,447	8,101	8,080	7,690	7,613
Total noninterest expense	$81,052	$81,106	$76,768	$77,650	$73,666

TAX EQUIVALENT YIELD ADJUSTMENT	$3,625	$3,799	$3,791	$3,709	$3,406

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Nine Months Ended
	Sept. 30,
NONINTEREST INCOME	2026	2025
Wealth Management fees	$41,815	$38,349
Service charges on deposits	19,033	18,749
Debit card fees	16,782	15,519
Credit card fees	2,106	1,983
Gain on sale and fees on mortgage loans	13,131	11,333
Net gain (loss) on sale of securities	(9)	-
Net gain (loss) on sale of foreclosed assets	(77)	43
Net gain (loss) on sale of assets	(375)	6
SERP Market Adjustment	1,126	497
Other noninterest income	10,043	10,887
Total noninterest income	$103,575	$97,366

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding SERP and Profit Sharing	$132,941	$119,175
SERP Market Adjustment	1,126	497
Profit sharing expense	9,384	7,650
Net occupancy expense	11,195	10,865
Equipment expense	6,633	7,194
FDIC insurance premiums	5,036	4,795
Debit card expense	9,180	10,193
Legal, tax and professional fees	12,520	9,541
Audit fees	1,302	1,450
Printing, stationery and supplies	1,405	1,411
Amortization of intangible assets	128	266
Advertising, meals and public relations	5,600	5,047
Operational and other losses	3,134	3,217
Software amortization and expense	14,714	12,032
Other noninterest expense	24,628	22,403
Total noninterest expense	$238,926	$215,736

TAX EQUIVALENT YIELD ADJUSTMENT	$11,215	$9,032

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Sept. 30, 2026			June 30, 2026
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$6,005	$60	3.96%	$4,642	$43	3.72%
Interest-bearing demand deposits in nonaffiliated banks	282,340	2,775	3.90	333,359	3,074	3.70
Taxable securities	4,104,496	35,024	3.41	4,091,117	33,666	3.29
Tax-exempt securities	1,568,453	12,950	3.30	1,709,709	14,134	3.31
Loans	8,468,672	141,862	6.65	8,317,815	138,841	6.70
Total interest-earning assets	14,429,966	$192,671	5.30%	14,456,642	$189,758	5.26%
Noninterest-earning assets	871,586			833,268
Total assets	$15,301,552			$15,289,910
Interest-bearing liabilities:
Deposits	$9,630,365	$50,252	2.07%	$9,676,860	$48,697	2.02%
Repurchase Agreements	57,939	206	1.41	60,403	223	1.48
Borrowings	22,686	81	1.42	28,459	125	1.76
Total interest-bearing liabilities	9,710,990	$50,539	2.06%	9,765,722	$49,045	2.01%
Noninterest-bearing deposits	3,508,797			3,445,033
Other noninterest-bearing liabilities	118,844			116,944
Shareholders' equity	1,962,921			1,962,211
Total liabilities and shareholders' equity	$15,301,552			$15,289,910

Net interest income and margin (tax equivalent)		$142,132	3.91%		$140,713	3.90%

	Three Months Ended			Three Months Ended
	Mar. 31, 2026			Dec. 31, 2025
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$4,565	$40	3.55%	$6,565	$62	3.75%
Interest-bearing demand deposits in nonaffiliated banks	461,579	4,209	3.70	434,445	4,284	3.91
Taxable securities	4,076,690	32,283	3.17	3,683,108	29,231	3.17
Tax-exempt securities	1,726,765	14,184	3.29	1,712,261	14,144	3.30
Loans	8,273,995	136,020	6.67	8,241,265	138,857	6.68
Total interest-earning assets	14,543,594	$186,736	5.21%	14,077,644	$186,578	5.26%
Noninterest-earning assets	821,635			893,739
Total assets	$15,365,229			$14,971,383
Interest-bearing liabilities:
Deposits	$9,824,362	$47,851	1.98%	$9,476,716	$51,207	2.14%
Repurchase Agreements	62,849	229	1.48	56,573	219	1.54
Borrowings	22,155	74	1.35	22,113	75	1.35
Total interest-bearing liabilities	9,909,366	$48,154	1.97%	9,555,402	$51,501	2.14%
Noninterest-bearing deposits	3,401,092			3,454,171
Other noninterest-bearing liabilities	97,986			99,623
Shareholders' equity	1,956,785			1,862,187
Total liabilities and shareholders' equity	$15,365,229			$14,971,383

Net interest income and margin (tax equivalent)		$138,582	3.86%		$135,077	3.81%

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended
	Sept. 30, 2025
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$10,711	$130	4.82%
Interest-bearing demand deposits in nonaffiliated banks	216,739	2,387	4.37
Taxable securities	3,560,347	26,539	2.98
Tax-exempt securities	1,564,767	12,906	3.30
Loans	8,249,113	141,136	6.79
Total interest-earning assets	13,601,677	$183,098	5.34%
Noninterest-earning assets	826,660
Total assets	$14,428,337
Interest-bearing liabilities:
Deposits	$9,051,463	$52,010	2.28%
Repurchase Agreements	50,051	210	1.66
Borrowings	56,198	471	3.33
Total interest-bearing liabilities	9,157,712	$52,691	2.28%
Noninterest-bearing deposits	3,419,378
Other noninterest-bearing liabilities	101,268
Shareholders' equity	1,749,979
Total liabilities and shareholders' equity	$14,428,337

Net interest income and margin (tax equivalent)		$130,407	3.80%

	Nine Months Ended			Nine Months Ended
	Sept. 30, 2026			Sept. 30, 2025
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$5,076	$143	3.77%	$9,240	$334	4.83%
Interest-bearing deposits in nonaffiliated banks	358,436	10,058	3.75	293,984	9,752	4.44
Taxable securities	4,090,870	100,973	3.29	3,512,304	76,816	2.92
Tax exempt securities	1,667,729	41,268	3.30	1,469,158	33,629	3.05
Loans	8,354,207	416,723	6.67	8,083,638	408,113	6.75
Total interest-earning assets	14,476,318	$569,165	5.26%	13,368,324	$528,644	5.29%
Noninterest-earning assets	842,359			826,449
Total assets	$15,318,677			$14,194,773
Interest-bearing liabilities:
Deposits	$9,709,818	$146,800	2.02%	$8,953,017	$148,291	2.21%
Repurchase Agreements	60,379	658	1.46	52,801	641	1.62
Borrowings	24,436	280	1.53	52,380	1,160	2.96
Total interest-bearing liabilities	9,794,633	$147,738	2.02%	9,058,198	$150,092	2.22%
Noninterest-bearing deposits	3,452,035			3,356,999
Other noninterest-bearing liabilities	111,334			85,148
Shareholders' equity	1,960,675			1,694,428
Total liabilities and shareholders' equity	$15,318,677			$14,194,773

Net interest income and margin (tax equivalent)		$421,427	3.89%		$378,552	3.79%